MANAGERS AMG FUNDS

PROSPECTUS

October 1, 2007, as supplemented on October 12, 2007

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P008-1007

managers

INVESTMENT GROUP LLC

1	OVERVIEW

2–11	SUMMARY OF THE FUNDS

Managers AMG Essex Small/Micro Cap Growth Fund

Managers AMG Essex Growth Fund

Summary Of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

12–19	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

21–22	FINANCIAL HIGHLIGHTS

Managers AMG Essex Small/Micro Cap Growth Fund

Managers AMG Essex Growth Fund

23	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers AMG Essex Small/Micro Cap Growth Fund and the Managers AMG Essex Growth Fund, (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies, and each managed by one or more subadvisors.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small-Cap Equities

Benchmark:

Russell 2000® Growth Index

Tickers:

Class A: MBRSX

Class C: MBRCX

Subadvisor:

Essex Investment Management

Company, LLC (“Essex”)

The Russell 2000® Growth Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund typically invests in common and preferred stocks of U.S. small-capitalization companies with market capitalizations of less than $2.5 billion when the stock is initially purchased. The Fund’s investments include U.S. micro-cap companies, which when initially purchased have market capitalizations that place them among the smallest 5% of companies listed on U.S. exchanges or in the over-the-counter (OTC) market.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in common and preferred stocks of small-capitalization U.S. companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

Essex serves as Subadvisor to the Fund and applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, Essex:

•	Selects companies that demonstrate accelerating growth in earnings and that it believes are undervalued given their financial strength.

•	Invests in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics.

•	Reviews and evaluates each company’s financial statements, sales and expense trends, earnings estimates, market position, and industry outlook.

•	Values a company against its history, industry, and the market to identify a relatively undervalued stock as compared to its potential growth.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	earnings growth decelerates; or

•	valuation is no longer attractive compared with expectations of the Fund’s long-term growth.

While Essex is committed to a small-cap and micro-cap focus for the overall portfolio, it may decide to keep a company’s stock if it has appreciated beyond the normal range.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to small- and micro-cap companies

•	Diversifying equity investments that may primarily be held in larger-cap companies

•	Seeking exposure to growth-oriented investments

•	Willing to accept short-term volatility of returns

PORTFOLIO MANAGER

Nancy Prial, CFA

Senior Principal of Essex & Portfolio Manager

See “Fund Management” on page 11 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

PERFORMANCE SUMMARY

The performance information shown to the right includes performance of the Fund’s predecessor, a 401(k) plan trust (the “Predecessor Account”), for periods prior to the Fund’s inception on June 25, 2002. The Predecessor Account was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. If the Predecessor Account had been registered, its performance may have been adversely affected. The Predecessor Account was also subject to different fees and expenses than the Fund.

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Class A shares of the Fund and does not reflect the impact of sales charges. If it did, performance would have been less than that shown. Class C shares would have similar annual returns as Class A shares because both classes are invested in the same portfolio of securities. Annual returns for Class A and Class C shares would differ only to the extent that the classes have different expenses. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Class A)1

Year-to-Date Return through the Most Recent Quarter: 14.30% (2nd Quarter 2007)

Best Quarter: 32.75% (2nd Quarter 2001)

Worst Quarter: -24.81% (3rd Quarter 2002)

Average Annual Total Returns as of 12/31/061

Essex Small/Micro Cap Growth Fund
	1 Year	5 Years	Since Inception
Class A Return before Taxes	2.33%	12.04%	13.57%[2]
Class A Return after Taxes on Distributions[3]	2.25%	11.57%	13.18%[2]
Class A Return after Taxes on Distributions and Sale of Fund Shares[3]	1.61%	10.34%	11.85%[2]
Class C Return before taxes	—	—	-4.64%[4]
Russell 2000® Growth Index[5]	13.35%	6.93%	0.07%[2]

Class A and Class C shares performance reflects the deduction of its maximum sales charge.

[1]

Prior to March 1, 2006, the Fund had a single share class, which did not carry an up-front sales charge. On March 1, 2006, the existing shares were redesignated as Class A shares. Class A shares have an up-front sales charge. Performance for Class A shares above is based on the performance of the Fund’s class in existence prior to March 1, 2006, adjusted to reflect the sales charge applicable to Class A shares.

[2]	Since the Predecessor Account’s inception on September 28, 2000.

[3]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only. After tax returns for Class C will vary.

[4]	Since the share class inception on March 1, 2006.

[5]

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None
Maximum Deferred Sales Charge (as a percentage of the lesser of the offering price or redemption proceeds)	None	[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None
Exchange Fee	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses[6]	0.24%	0.24%
Acquired Fund Fees & Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.50%	2.25%
Fee Waiver and Reimbursement[4]	0.00%	0.00%
Net Annual Fund Operating Expenses[5]	1.50%	2.25%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class—Class A Shares” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

The Investment Manager has contractually agreed that through October 1, 2008, Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) will be limited to 1.49% for Class A shares and 2.24% for Class C shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Net Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

[6]

In addition to direct expenses incurred by the Fund, “Other Expenses” have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007, and includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more acquired underlying funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class C	$331	$703	$1,205	$2,585

The figures shown above for Class A shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$703	$1,205	$2,585

The Example reflects the impact of the Fund’s contractual expense limitation through October 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

All-Cap Growth

Benchmark:

Russell 3000® Growth Index

Ticker:

MEAIX

Subadvisor:

Essex Investment Management Company, LLC (“Essex”)

The Russell 3000® Growth Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

MANAGERS AMG ESSEX GROWTH FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund invests primarily in the common stocks of U.S. companies with the potential for long-term growth. Although the Fund may invest in any size company, it usually invests in stocks with market capitalizations of $500 million to $100 billion. The Fund usually holds 40 to 60 stocks.

The Fund focuses on companies Essex believes will grow rapidly in the specialty retail, technology, health care, financial services, energy services, and basic industry sectors. Under normal circumstances, the Fund limits its investment in any single company to 5% of the Fund’s assets.

PRINCIPAL INVESTMENT STRATEGIES

Essex serves as Subadvisor to the Fund and applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, Essex:

•	Identifies the industries within various sectors that Essex believes will grow more rapidly over time than the economy as a whole.

•

Selects companies within these industries that Essex believes can generate and maintain strong revenue and/or earnings growth—generally, companies with established market positions, quality management, and strong finances.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	earnings growth decelerates;

•	valuation is no longer attractive relative to expectations of the Fund’s long-term growth; or

•	appreciation causes its value to exceed 5% of the Fund’s assets.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX GROWTH FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase

•	Small- and Mid-Capitalization Stock Risk—small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to a wide range of companies including small to large cap

•	Diversifying other equity investments

•	Seeking investments in the specialty-retail, technology, health-care, financial-services, energy-services, and basic-industry sectors

•	Seeking exposure to growth-oriented investments

•	Willing to accept short-term volatility of returns

PORTFOLIO MANAGER

David M. Goss, CFA

Senior Principal of Essex & Portfolio Manager

See “Fund Management” on page 11 for more information on the portfolio manager.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX GROWTH FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Institutional Class)1

Year-to-Date Return through the Most Recent Quarter: 9.76% (2nd Quarter 2007)

Best Quarter: 19.74% (2nd Quarter 2003)

Worst Quarter: -27.30% (4th Quarter 2000)

Average Annual Total Returns as of 12/31/061

Essex Growth Fund—Institutional Class

	1 Year	5 Years	Since Inc eption (11/01/99)
Return Before Taxes	3.76%	1.32%	0.29%
Return After Taxes on Distributions[2]	3.76%	1.32%	0.29%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.44%	1.13%	0.25%
Russell 3000® Growth Index[3]	9.46%	3.02%	-2.20%

[1]

Returns for all periods prior to March 1, 2002, reflect performance of the Investor class, which began operations on November 1, 1999. Prior to March 1, 2002, the Fund had a single share class (the Investor class). On March 1, 2002, the Institutional share class was launched with a lower total operating expense ratio than the Investor class. The Fund changed to a single class structure on June 30, 2006, when the Investor class was closed and each Investor class share of the Fund outstanding at the conversion time was converted to a number of full and/or fractional Institutional class shares of the Fund. The performance information for periods prior to March 1, 2002, reflects actual performance of the Investor class shares for that period and has not been adjusted for any expense ratio difference between the Investor and Institutional class shares.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[3]

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX GROWTH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (as a percentage of the lesser of the offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Institutional Class
Management Fee	1.00%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.29%
Total Annual Fund Operating Expenses	1.29%

[1]

Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$131	$409	$708	$1,556

Managers Investment Group	9

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

MID-CAPITALIZATION STOCK RISK

(ESSEX GROWTH FUND ONLY)

Mid-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund may underperform other stock funds (such as medium-and large-company stock funds) when stocks of small-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in a Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

10	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Essex Small/Micro Cap Growth Fund currently offers two classes of shares, Class A and Class C. The Essex Growth Fund currently offers a single class of shares, Institutional Class.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of Essex, the Subadvisor of the Funds.

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.

Essex has day-to-day responsibility for managing the Funds’ portfolios. Essex, located at 125 High Street, Boston, Massachusetts 02110, was formed in 1976. AMG owns a majority interest in Essex. As of June 30, 2007, Essex had assets under management of approximately $2.97 billion.

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

Nancy Prial is primarily responsible for the day-to-day management of the Fund. Ms. Prial came to Essex in January 2005, and has managed the Fund (including the Predecessor Account) since 2002. She is a Senior Principal and Portfolio Manager at Essex and has served in those positions since January 2005. She was Chief Investment Officer with The Burridge Group from 1998 to January 2005, and a Senior Portfolio Manager with American Century Investors from February 1994 to March 1998.

MANAGERS AMG ESSEX GROWTH FUND

David Goss is a Senior Principal and Portfolio manager, primarily responsible for the day-to-day management of the Fund. Prior to joining Essex in 2004, Mr. Goss spent ten years at Alliance Capital Management, L.P. where he was a Senior Portfolio Manager for five years and an Equity Analyst for five years. Previously, he was an Engineer/Scientist at McDonnell Douglas Space Systems Co. in California. Mr. Goss received his B.S. in Engineering at the University of Michigan and his M.B.A. from the Fuqua School of Business at Duke University.

ADDITIONAL INFORMATION

Each Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays all of this fee to Essex. Under its investment management agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives compensation from Essex for its administrative services to the Funds pursuant to separate agreements between the Investment Manager and Essex.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Funds’ Semi-Annual Report to Shareholders for the period ended November 30.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and ownership of Fund shares is available in the Funds’ SAI.

Managers Investment Group	11

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Essex Small/Micro Cap Growth Fund by purchasing either Class A or Class C shares. Each Class of shares is subject to different types and levels of sales charges and bears a different level of expenses. The Essex Growth Fund offers only Institutional Class shares.

The Class A and Class C shares of the Essex Small/Micro Cap Growth Fund are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in lower total returns than if a plan of distribution was not in place. The net asset value per share of the two Classes may also differ. In all other material respects, the Class A and Class C shares are the same, each share representing a proportionate interest in the Essex Small/Micro Cap Fund.

Each Fund and Class of shares is subject to a minimum (and possible maximum) initial investment amount, as described on page 17.

Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

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SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between two share classes when investing in the Essex Small/Micro Cap Growth Fund, while there is a single class of shares available for the Essex Growth Fund:

Essex Small/Micro Cap Growth Fund

•	Class A

•	Class C

Essex Growth Fund

•	Institutional Class

When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS A SHARES

Essex Small/Micro Cap Growth Fund

The offering price of Class A shares equals the Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown below. In addition, for purchases of load eligible Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares of a fund not subject to an initial sales charge within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%.

SALES CHARGE REDUCTIONS AND WAIVERS

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers Funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent. The Letter of Intent may be deemed to be effective by up to 90 days to include prior purchases, but may not cover more than 13 months in total.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

•	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

•	Accounts established by financial intermediaries that have selling agreements with the distributor or have services agreements with the investment manager;

•	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;

•

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of these individuals;

CALCULATING THE SALES CHARGE

If the amount of your purchase is …	Your initial sales charge as a % of the share price is:	Your initial sales charge as a % of the total you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249, 999	3.50	3.63	2.75
$250,000 to $499, 999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None	*

*	If you acquire or hold $1 million or more of Class A shares of the Essex Small/Micro Cap Growth Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months or purchase. The Distributor may make a payment to a financial intermediary with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

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SHAREHOLDER GUIDE

•

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts;

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee; and

•	Additional investments by accounts established prior to March 1, 2006, the date on which the Fund’s existing share class was redesignated as Class A shares.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS C SHARES

Essex Small/Micro Cap Growth Fund

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

•	An annual 12b-1 distribution and shareholder service fee of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that does not have a sales charge.

To minimize the CDSC you pay:

•	The Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Fund sells shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC anytime, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional or the SAI for more information about CDSC waivers.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES WITH SALES CHARGES

	Class A Shares	Class C Shares
Sales Charge	Up to 5.75% of investment, depending on investment amount (see table on previous page)	None

Surrender Charge (CDSC)	None (except with respect to certain redemptions or exchanges of shares not subject to an initial sales charge)	1% of purchase or sale, whichever is less, within one year of purchase

Operating Expenses	Lower than Class C Shares	Higher than Class A Shares

Annual Return	Higher than comparable investment in Class C shares	Lower than Class A Shares

Distribution & Service (12b-1) Fees	0.25%	1.00%

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SHAREHOLDER GUIDE

MAXIMUM INVESTMENT IN CLASS C SHARES

The Fund will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INSTITUTIONAL CLASS SHARES

Institutional Class shares of the Essex Growth Fund have no up-front sales charges or CDSC. Your entire amount invested purchases Fund shares at the Fund’s NAV. The Fund also does not pay annual 12b-1 distribution or shareholder service fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTION AND SERVICE (12b-1) FEES

The Essex Small/Micro Cap Growth Fund has adopted a Distribution and Service Plan (12b-1 Plan) for Class A and Class C shares that allows the Fund to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 13.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker/dealer 1.00% of the purchase amount. The Fund uses part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares anytime. When you buy or sell Fund shares, the price is the NAV, less any applicable sales charges, per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares* to your account...	If you wish to sell shares*…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC, Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A and Class C shares and $250,000 for Institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire

monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you

a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.

16	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Essex Small/Micro Cap Growth Fund

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Essex Growth Fund

Share Class	Initial Investment	Additional Investments
Institutional Class
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$10,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A or Class C shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A or Class C shares, or falls below $50,000 with respect to Institutional Class shares, due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 18.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

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SHAREHOLDER GUIDE

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolio, increase a Fund’s expenses, and have a negative impact on a Fund’s performance. There may be additional risks due to frequent trading activities. Because the securities in which the Essex Small/Micro Cap Growth Fund invests tend to be less liquid and their prices more volatile than the securities of larger-capitalization companies, the Essex Small/Micro Cap Growth Fund may be a target for investors who seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of a Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares for which you are exchanging them.

•

Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 19.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.

•

If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for less than 18 months.

18	Managers Investment Group

SHAREHOLDER GUIDE

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election anytime by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received reduction for a portion of the income dividends they receive from a Fund, provided certain holding period and other requirements are met.

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each Fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by such Fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

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SHAREHOLDER GUIDE

MANAGERS AMG ESSEX SMALL/MICRO CAP GROWTH FUND

TAXABILITY OF TRANSACTIONS

Class C shares of the Essex Small/Micro Cap Growth Fund automatically convert to Class A shares of the Fund at the end of the tenth year after purchase. The IRS currently treats these automatic conversions as not taxable. If the IRS changes its tax treatment, the Fund may suspend the automatic conversion feature. If this happens, you would have the option to convert your Class C shares at the end of the tenth year, to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. If you invest right before a fund pays a dividend, you will be getting some of your investment back as a taxable dividend. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

20	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG ESSEX GROWTH FUND

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal periods (or since inception). Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Managers AMG Essex Small/Micro Cap Growth Fund

	For the fiscal year ended May 31,				For the fiscal period ended May 31, 2003**
Class A Shares	2007	2006*	2005	2004
Net Asset Value, Beginning of Period	$18.93	$14.81	$15.18	$10.55	$10.00
Income from Investment Operations:
Net investment loss	(0.21)	(0.06)	(0.26)	(0.18)	(0.09)
Net realized and unrealized gain on investments	2.72	4.94	0.48 [5]	4.97	0.64
Total from investment operations	2.51	4.88	0.22	4.79	0.55
Less Distributions to Shareholders from:
Net realized and unrealized gain on investments	(0.09)	(0.76)	(0.59)	(0.16)	—
Net Asset Value, End of Period	$21.35	$18.93	$14.81	$15.18	$10.55
Total Return [1]	13.40%	33.35%	1.16%	45.39%	5.50%[2]
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.49%[3]
Ratio of net investment loss to average net assets [1]	(1.11)%	(1.04)%	(1.26)%	(1.28)%	(1.16)%[3]
Portfolio turnover	100%	78%	118%	84%	121%[2]
Net assets at end of period (000’s omitted)	$93,097	$66,702	$8,510	$24,333	$1,728

Expense Offsets: [4]
Ratio of total expenses to average net assets	1.50%	1.91%	2.17%	2.50%	6.68%[3]
Ratio of net investment loss to average net assets	(1.12)%	(1.45)%	(1.92)%	(2.29)%	(1.16)%[3]

Class C Shares	For the fiscal year ended May 31, 2007	For the fiscal period ended May 31, 2006*
Net Asset Value, Beginning of Period	$18.89	$19.71
Income from Investment Operations:
Net investment loss	(0.18)	(0.04)
Net realized and unrealized loss on investments	2.52	(0.78)
Total from investment operations	2.34	(0.82)
Less Distributions to Shareholders from:
Net realized and unrealized gain on investments	(0.09)	—
Net Asset Value, End of Period	$21.14	$18.89
Total Return[1]	12.41%	(4.11)%[2]
Ratio of net expenses to average net assets	2.24%	2.24%[3]
Ratio of net investment loss to average net assets [1]	(1.86)%	(1.76)%[3]
Portfolio turnover	100%	78%
Net assets at end of period (000’s omitted)	$4,331	$2,709

Expense Offsets: [4]
Ratio of total expenses to average net assets	2.25%	2.56%[3]
Ratio of net investment loss to average net assets	(1.87)%	(2.08)%[3]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.

**	Commencement of operations was June 25, 2002.

[1]	Total returns and net investment loss would have been lower had certain expenses not been reduced.

[2]	Not annualized.

[3]	Annualized.

[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

[5]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Managers Investment Group	21

FINANCIAL HIGHLIGHTS

MANAGERS AMG ESSEX GROWTH FUND

Managers AMG Essex Growth Fund

Institutional Class Shares	For the fiscal year ended May 31, 2007	For the fiscal year ended May 31, 2006	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31,
				2004	2003	2002*
Net Asset Value, Beginning of Period	$9.97	$8.86	$8.54	$8.97	$7.04	$8.21
Income from Investment Operations:
Net investment loss	(0.11)	(0.10)	(0.03)	(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.25	1.21	0.35	(0.33)	2.00	(1.11)
Total from investment operations	1.14	1.11	0.32	(0.43)	1.93	(1.17)
Net Asset Value, End of Period	$11.11	$9.97	$8.86	$8.54	$8.97	$7.04
Total Return [1]	11.43%	12.53%	3.75%[2]	(4.79)%	27.41%	(14.25)%[2]
Ratio of net expenses to average net assets	1.24%	1.29%	1.41%[3]	1.31%	1.33%	1.39%[3]
Ratio of net investment loss to average net assets [1]	(0.77)%	(0.68)%	(0.42)%[3]	(0.98)%	(0.83)%	(1.06)%[3]
Portfolio turnover	100%	74%	139%[2]	107%	111%	170%[2]
Net assets at end of period (000’s omitted)	$15,847	$24,092	$39,434	$59,934	$78,473	$70,295

Expense Offsets: [4]
Ratio of total expenses to average net assets	1.31%	—	—	—	—	1.40%[3]
Ratio of net investment loss to average net assets	(0.84)%	—	—	—	—	(1.07)%[3]

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class Share. For the fiscal period March 1, 2002, to October 31, 2002.

**	For the period November 1, 2004 through May 31, 2005.

[1]	Total returns and net investment loss would have been lower had certain expenses not been reduced.

[2]	Not annualized.

[3]	Annualized.

[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

22	Managers Investment Group

HOW TO CONTACT US

ESSEX SMALL/MICRO CAP GROWTH FUND AND ESSEX GROWTH FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

SUBADVISOR

Essex Investment Management Company, LLC

125 High Street

Boston, Massachusetts 01220

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	23

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

24	Managers Investment Group

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WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), annual report, and semiannual reports contain additional information about the Funds and their investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI, annual, and semiannual reports, is on file with the Securities and Exchange Commission (SEC). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2007 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

www.managersinvest.com